Charges Related to Business Realignment	12 Months Ended
Jun. 30, 2012
Restructuring and Related Activities [Abstract]
Charges Related to Business Realignment
Charges Related to Business Realignment
To structure its businesses in light of current and anticipated customer demand, the Company incurred business realignment charges in 2012, 2011 and 2010.
Business realignment charges by business segment are as follows:

	2012	2011	2010
Industrial	$13,066	$15,427	$44,058
Aerospace	—	1,024	575
Climate & Industrial Controls	1,255	—	3,868
Work force reductions by business segment are as follows:

	2012	2011	2010
Industrial	496	466	1,454
Aerospace	—	49	47
Climate & Industrial Controls	25	—	254

The charges primarily consist of severance costs related to plant closures as well as general work force reductions implemented by various operating units throughout the world. The business realignment charges in 2012 also included charges related to enhanced retirement benefits. The Company believes the realignment actions taken will positively impact future results of operations, but will have no material effect on liquidity and sources and uses of capital.
The business realignment charges are presented in the Consolidated Statement of Income as follows:

	2012	2011	2010
Cost of sales	$12,669	$15,276	$42,995
Selling, general and administrative expenses	1,020	1,175	5,506
Other expense (income), net	632	—	—

As of June 30, 2012, approximately $8 million in severance payments had been made relating to charges incurred during 2012, with the majority of the remaining payments expected to be made by March 31, 2013. All required severance payments have been made relating to charges incurred in 2011 and 2010. Additional charges to be recognized in future periods related to the realignment actions described above are not expected to be material.